October 27, 2011

THE DREYFUS/LAUREL FUNDS, INC.

-          DREYFUS BASIC S&P 500 STOCK INDEX FUND

-

Supplement to Statement of Additional Information

Dated March 1, 2011

The following information supersedes and replaces any contrary information pertaining to Dreyfus BASIC S&P 500 Stock Index Fund (“S&P 500 Index Fund”) contained in the section of the Statement of Additional Information (the “SAI”) entitled “Management Arrangements – Portfolio Management”:

The portfolio managers for S&P 500 Index Fund are as follows:

Fund	Portfolio Managers

S&P 500 Index Fund	Thomas J. Durante
Karen Q. Wong
Richard A. Brown
Rebecca Gao
Lynn Hutchison
Danny Lai
Todd Rose
Marlenne Walter Smith

Messrs.  Durante, Brown, Lai and Rose and Mses. Wong, Gao, Hutchison and Walker Smith are employed by Dreyfus and Mellon Capital Management Corporation (“Mellon Capital”).  Mellon Capital is a subsidiary of BNY Mellon and an affiliate of Dreyfus.